Exhibit 10.13

SUPERIOR CONSULTANT HOLDINGS CORPORATION

Amendment to Employment Agreement

The current Employment Agreement, as amended, between RICHARD P. SASLOW, (“the employee”) and Superior Consultant Company, Inc., a Michigan Corporation, (“the company”), is hereby amended as follows:

1.	The section entitled “Salary” is deleted in its entirety and replaced by the following:

“Salary” The bi-weekly salary will be $6394.2322 (prorated for partial periods), subject to any payroll or other deductions as may be required to be made pursuant to law, government order, or by written agreement with or consent of the employee.

2.	This amendment is effective on 10/13/2002. There is no fixed or minimum term to this Amendment. Terms of the current Employment Agreement as previously amended, will prevail until the effective date of this Amendment.

3.	Except as amended herein, all terms and provisions of the current Employment Agreement, as previously amended, remain in full force and effect.

Name	SASLOW, RICHARD
Title	Corporate VP & General Counsel

Accepted By SASLOW, RICHARD on 10/17/20024 10:34 PM